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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               September 8, 1999
                                 Date of Report
                       (Date of earliest event reported)


                              BARGO ENERGY COMPANY
       (Exact name of small business issuer as specified in its charter)


Texas                                              0-8609                     87-0239185
(State or other jurisdiction of            (Commission file number)          (I.R.S. Employer
incorporation or organization)                                               Identification No.)
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                           700 Louisiana, Suite 3700
                             Houston, Texas  77002
          (Address of principal executive offices, including zip code)


                                 (713)236-9792
                (Issuer's telephone number, including area code)


                                 Not Applicable
                        (Former name and former address,
                         if changed since last report)
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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On September 8, 1999, Bargo Energy Company completed the previously announced acquisition of interests in 40 leases, a waterflood unit, over 60 royalty properties and an oil transportation contract in the East Texas Field from Atlantic Richfield Company. The purchase price for these assets and properties of approximately $16 million was funded from the Company's revolving line of credit with Bank of America. The purchase price was determined on the basis of arm's length negotiations after an evaluation of the properties by the Company's engineers. The press release attached hereto as Exhibit 99A provides additional information about the acquisition and is hereby incorporated by reference.

         There are no material relationships between the Company and its affiliates and Atlantic Richfield Company and its affiliates.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable

ITEM 5.  OTHER EVENTS

         Not applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         The financial statements of the acquired business required to be filed pursuant to Item 7 will be filed as an amendment to this current report not later than 60 days after the date this report is due.





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(b)      Pro Forma Financial Information.

         The pro forma financial information required to be filed pursuant to
Item 7 will be filed as an amendment to this current report not later than 60 days after the date this report is due.

(c)      Exhibits

         99A.  Copy of the Company's Press Release dated September 13, 1999

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Bargo Energy Company
                                        (Registrant)




Dated: September 20, 1999               By: /s/ JONATHAN M. CLARKSON
                                           -------------------------------------
                                            Jonathan M. Clarkson, President




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                                 EXHIBIT INDEX

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
   Exhibit
    Number                          Title of Document
    ------                          -----------------
     99A      Copy of the Company's Press Release dated September 13, 1999
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